SCHEDULE 14A
(RULE 14A – 101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.    )
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PICO HOLDINGS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
(NAME OF PERSON (S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 3, 2007
SOLICITATION AND VOTING
PROPOSAL NO. 1. ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
NONQUALIFIED DEFERRED COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
DIRECTORS’ COMPENSATION
DIRECTOR COMPENSATION TABLE FOR 2006
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Equity Compensation Plan Information
CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS
REPORT OF THE AUDIT COMMITTEE
FEES PAID TO DELOITTE & TOUCHE LLP
CODE OF ETHICS
PROCESS FOR SHAREHOLDERS TO COMMUNICATE WITH BOARD OF DIRECTORS
SOLICITATION OF PROXIES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS

PICO HOLDINGS, INC.
875 Prospect Street, Suite 301
La Jolla, California 92037
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
The Annual Meeting of Shareholders of PICO Holdings, Inc., a California corporation, will be held at the Museum of Contemporary Art, Coast Room, 700 Prospect Street, La Jolla, California 92037 on Friday, August 3, 2007 at 9:00 a.m. (PDT) for the following purposes:
1.	To elect two directors, for which positions the Board of Directors has nominated Carlos C. Campbell and Kenneth J. Slepicka to serve for three years until the annual meeting of shareholders in the year 2010 and until their respective successors have been duly elected and qualified.
2.	To transact such other business as may be properly brought before the meeting and any adjournment thereof.
Shareholders of record at the close of business on June 5, 2007 will be entitled to notice of and to vote at the meeting and any adjournment thereof.

By Order of the Board of Directors
/s/ Ronald Langley
Ronald Langley
Chairman of the Board

Dated: June 18, 2007
TO ASSURE YOUR REPRESENTATION AT THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE VOTE BY TELEPHONE OR THE INTERNET, OR FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY BY APPROPRIATE WRITTEN NOTICE OR BY VOTING IN PERSON AT THE MEETING. PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST BRING TO THE MEETING A LETTER FROM THE BROKER, BANK OR OTHER NOMINEE CONFIRMING YOUR BENEFICIAL OWNERSHIP OF THE SHARES AND YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

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PICO HOLDINGS, INC.
875 Prospect Street, Suite 301
La Jolla, California 92037
PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 3, 2007
The accompanying proxy is solicited by the Board of Directors (the “Board”) of PICO Holdings, Inc., a California corporation (the “Company”), to be voted at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the Museum of Contemporary Art, Coast Room, 700 Prospect Street, La Jolla, California at 9:00 a.m. (PDT) on Friday, August 3, 2007 and at any adjournment thereof. The proxy may be revoked by appropriate written notice at any time before it is exercised or by voting in person at the meeting.
At the Annual Meeting, the following matters will be considered:
1.	To elect two directors, for which positions the Board has nominated Carlos C. Campbell and Kenneth J. Slepicka to serve for three years until the annual meeting of shareholders in the year 2010 and until their respective successors have been duly elected and qualified.
2.	To transact such other business as may be properly brought before the meeting and any adjournment thereof.
The Board recommends that stockholders vote FOR the election as director of the nominees named herein.
The Company’s principal executive office is located at 875 Prospect Street, Suite 301, La Jolla, California 92037, and its telephone number is (858) 456-6022.
SOLICITATION AND VOTING
A copy of the Company’s Annual Report to Shareholders for 2006 accompanies this Proxy Statement. The Annual Report and these proxy solicitation materials are being mailed on or about June 18, 2007 to all shareholders entitled to vote at the meeting. In most cases, only one annual report and proxy statement is being delivered to multiple stockholders sharing an address unless the Company has received a written or oral request for a separate copy of the annual report and proxy statement. A separate copy of the annual report and proxy statement can be requested by calling the Company at (858) 456-6022 or by sending a written request to the Company at 875 Prospect Street, Suite 301, La Jolla, California 92037. Stockholders sharing an address who are receiving multiple copies of the annual report and proxy statement may request delivery of a single copy of the annual report and proxy statement by either calling the Company at the number listed above or by sending a written request to the Company at the address listed above.
Voting Securities. As of June 5, 2007, the record date for the determination of shareholders entitled to vote at the Annual Meeting, 18,833,737 shares of Common Stock of the Company were issued and outstanding, excluding 3,219,243 treasury shares held by the Company’s subsidiaries. Only shareholders of record as of the close of business on June 5, 2007 are entitled to vote at the Annual Meeting and any adjournment thereof. Each share of Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting, except for the shares held by the Company’s subsidiaries, which may not be voted. Our Bylaws provide that the presence in person or by proxy of the holders of a majority of the shares entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting.

Cumulative Voting. In voting for the election of directors, shareholders have cumulative voting rights. Accordingly, each shareholder may cumulate such voting power as such shareholder possesses and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder, or distribute such shareholder’s votes on the same principle among two or more candidates, as such shareholder sees fit. However, no shareholder is entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless at least one shareholder has given notice, at the Annual Meeting prior to the voting, of the shareholder’s intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for nominated candidates. Management is hereby soliciting discretionary authority to cumulate votes represented by proxies if cumulative voting is invoked.
Voting of Proxies. The proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the choice made by the shareholder thereon. If a choice is not made with respect to any issue, the proxy will be voted in favor of the items described in this Proxy Statement. If cumulative voting is permitted in the election of directors at the Annual Meeting, the proxy holders shall have discretion as to the manner in which votes represented by the proxy are to be cumulated, unless the proxy indicates the manner in which such votes shall be cumulated. A shareholder giving a proxy has the power to revoke his or her proxy by written notice delivered to the Secretary of the Company or by the shareholder voting in person at the Annual Meeting. Stockholders whose shares are registered in their own names may vote (1) by returning a proxy card, (2) via the Internet, or (3) by telephone. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholders identity and to allow the stockholder to vote his or her shares and confirm that his or her voting instructions have been properly recorded. If you do not wish to vote via the Internet or telephone, please complete, sign and return the proxy card in the postage paid envelope provided.
Inspection of Votes. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the meeting who will also determine whether or not a quorum is present. The inspector of election will treat abstentions, and any shares as to which a broker or nominee has indicated that it does not have discretionary authority to vote on a particular matter, as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the election of directors.
PROPOSAL NO. 1. ELECTION OF DIRECTORS
Nominees and Continuing Directors
The Board is divided into three classes, with the terms of office of each class ending in successive years. Pursuant to Section 3.2 of the Company’s Bylaws, the total number of directors has been established as seven. Two directors of the Company are to be elected for terms ending at the Annual Meeting in the year 2010 or until their respective successors have been duly elected and qualified.
Unless otherwise instructed, the proxy holders named on the enclosed form of proxy intend to distribute the votes represented by proxies in such proportions as they deem desirable to elect the two nominees named below or their substitutes. Although it is not contemplated that any nominee will decline or be unable to serve, if either occurs prior to the Annual Meeting, a substitute nominee will be recommended to the Board by the Nominating Committee. See “Security Ownership of Certain Beneficial Owners and Management” for the number of shares of Common Stock beneficially owned by these nominees.
The Nominating Committee has recommended that Carlos C. Campbell and Kenneth J. Slepicka be nominated for election as directors at the Company’s Annual Meeting on August 3, 2007 for terms ending in 2010. A majority of the independent directors approved the nomination for election to the Board of Carlos C. Campbell and Kenneth J. Slepicka. The following table sets forth information regarding the nominees for election as directors and the other directors whose terms of office as directors will continue after the Annual Meeting, including their ages, a brief description of their business experience, certain directorships held by each of them and the year in which each became a director of the Company.
If a quorum is present and voting, the nominees for election as directors receiving the highest numbers of votes shall be elected. Abstentions and broker nonvotes have no effect on the vote.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEES FOR ELECTION LISTED BELOW.

Director Name	Business Experience	Age	Since
Nominees Standing for terms ending in 2010:

Carlos C. Campbell	President, C. C. Campbell & Co.; Director of Resource America, Inc. since 1990; Director of Herley Industries, Inc. since 2005. Mr. Campbell was a Director of HyperFeed Technologies, Inc., an 80% owned subsidiary of the Company; on November 29, 2006 HyperFeed Technologies, Inc. filed a petition for bankruptcy under Chapter 7 of the U. S. Bankruptcy Code with the U. S. Bankruptcy Court, District of Delaware.	69	1998

Kenneth J. Slepicka	Chief Executive Officer of Synthonics Inc., an early stage biotechnology company; held Risk Advisor and Portfolio Manager positions in the financial service industry; President and Treasurer of SBC Warburg Futures Inc. from 1994 to 1998; Executive of Fixed Income Trading for O’Connor & Associates from 1985 to 1994; former member of the Chicago Board of Trade, Chicago Mercantile Exchange, Chicago Board of Options exchange, and Pacific Options Exchange; served as a Governor of the Board of Trade Clearing Corporation; member of the FIA Steering Committee and the Federal Reserve FCM Working Group; and the Illinois Fatherhood Initiative. Mr. Slepicka was a Director of HyperFeed Technologies, Inc., an 80% owned subsidiary of the Company; on November 29, 2006 HyperFeed Technologies, Inc. filed a petition for bankruptcy under Chapter 7 of the
	U. S. Bankruptcy Code with the U. S. Bankruptcy Court, District of Delaware.	51	2005

Directors with terms ending in 2009:

S. Walter Foulkrod, III, Esq.	Attorney; President and Chairman of Foulkrod, Reynolds & Havas, PC, from 1984 to 1994; sole owner of S. Walter Foulkrod, III & Associates, Attorneys at Law, Harrisburg, PA from 1994 through 2000; owner of one third of the issued and outstanding capital stock of Foulkrod Ellis Professional Corporation, Attorneys at Law, Harrisburg, PA from 2000 to 2006.	65	1996

Richard D. Ruppert, MD	Physician; President of Medical College of Ohio from 1978 to 1993; President of American Society of International Medicine from 1992 to 1993; Director of Physicians Insurance Company of Ohio since 1988.	76	1996

Director Name	Business Experience	Age	Since
Directors with terms ending in 2008:

John R. Hart	Director of Physicians Insurance Company of Ohio since 1993 and President and CEO since 1995; Director, President and CEO of Global Equity Corporation from 1995 to 1998 when it was combined with the Company; Director of Vidler Water Company, Inc. since 1995, Chairman since 1997, and CEO since 1998; Director, President and CEO of PICO Holdings, Inc. since 1996; Director and Chairman of Citation Insurance Company since 1996; Director, Chairman, and CEO of Nevada Land & Resource Company, LLC since 1997. Mr. Hart was a Director of HyperFeed Technologies, Inc., an 80%- owned subsidiary of the Company; on November 29, 2006 HyperFeed filed a petition for bankruptcy under Chapter 7 of the U. S. Bankruptcy Code with the U. S. Bankruptcy Court, District of Delaware.	47	1996

Ronald Langley	Director of Physicians Insurance Company of Ohio since 1993 and Chairman since 1995; Director and Chairman of Global Equity Corporation from 1995 to 1998 when it was combined with the Company; Director of Vidler Water Company, Inc. since 1995; Chairman and Director of PICO Holdings, Inc. since 1996; Director of Citation Insurance Company since 1996; Director of Nevada Land & Resource Company, LLC since 1997; Director of Jungfraubahn Holding AG since 2000. Mr. Langley was a Director of HyperFeed Technologies, Inc., an 80%- owned subsidiary of the Company; on November 29, 2006 HyperFeed filed a petition for bankruptcy under Chapter 7 of the U. S. Bankruptcy Code with the U. S. Bankruptcy Court, District of Delaware.	63	1996

	On May 7, 2007, Mr. Langley announced his retirement as Chairman of the Company’s Board, effective December 31, 2007. He will remain as a member of the Board at least through December 31, 2008; see Form 8-K filed by the Company with the SEC on May 9, 2007.

John D. Weil	President, Clayton Management Company, an investment company since 1978; Director of Allied Health Products, Inc. since 1997 and Baldwin & Lyons, Inc. since 1997.	66	1996

	On May 7, 2007, the Board elected Mr. Weil as Lead Director effective May 7, 2007; see Form 8-K filed by the Company with the SEC on May 9, 2007.
CORPORATE GOVERNANCE
Director Independence
The Board has determined that Carlos C. Campbell, S. Walter Foulkrod, III, Esq., Richard D. Ruppert, MD, Kenneth J. Slepicka, and John D. Weil are “independent directors” as defined by listing standards for the Nasdaq Global Market. The independent directors have regularly scheduled executive session meetings at which only the independent directors are present.
Committees of the Board of Directors
The following table sets forth the three standing committees of the Board, the members of each committee during the last fiscal year and the number of meetings held by each committee.

Name of Director	Audit	Compensation	Nominating
Carlos C. Campbell	✓	✓	✓
S. Walter Foulkrod, III, Esq.	✓
John R. Hart			✓
Richard D. Ruppert, MD	Chair	✓
Ronald Langley			Chair
Kenneth J. Slepicka	✓	✓
John D. Weil		Chair
Number of Committee Meetings in 2006	6	2	1

The Board of the Company has an Audit Committee, a Compensation Committee, and a Nominating Committee.
The Audit Committee consists of Dr. Ruppert (Chairman) and Messrs. Campbell , Foulkrod, and Slepicka, none of whom has been or is an officer or employee of the Company. Each member of the Committee in the judgment of the Board is independent as that term is defined in the listing standards for the Nasdaq Global Market. In 2006, this Committee met six times. The functions of the Audit Committee include reviewing the accounting principles and practices employed by the Company and its subsidiaries; meeting with the Company’s independent auditors to review their reports on their audits of the Company’s financial statements, their comments on the internal accounting controls of the Company and the action taken by management with regard to such comments; reviewing auditor independence; issuing an Audit Committee report to shareholders; and the appointment of the Company’s independent auditors. The Audit Committee has the authority, in its discretion, to order interim and unscheduled audits and to perform such other duties as may be assigned to it from time to time by the Board. A copy of the Committee’s Charter is posted on the Company’s website at www.picoholdings.com.
The Compensation Committee consists of Messrs. Weil (Chairman), Slepicka and Campbell, and Dr. Ruppert. None of its members is or has been an officer or employee of the Company, and the Board has determined that each member of the Committee is independent as that term is defined in the listing standards for the Nasdaq Global Market. The Compensation Committee met two times in 2006. The functions of the Compensation Committee include reviewing and approving the overall executive compensation program for officers of the Company and its subsidiaries, considering and reviewing compensation levels for services as a member of the Board, approving individual executive officer compensation packages and recommending to the Board modifications of the compensation package for the Chief Executive Officer. The Compensation Committee’s goals are to attract and retain qualified directors and key executives critical to the long-term success of the Company, to reward executives for the long-term success of the Company and the enhancement of shareholder value, and to integrate executive compensation with both annual and long-term financial results of the Company. A copy of the Committee’s Charter is posted on the Company’s website at www.picoholdings.com. Additional information on the Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in the Compensation Discussion and Analysis below.
The Nominating Committee met one time in 2006. Its members consist of Messrs. Langley (Chairman), Campbell and Hart. Mr. Campbell is not and has not been an officer or employee of the Company. In the judgment of the Board, Mr. Campbell is independent as that term is defined in the listing standards for the Nasdaq Global Market. Mr. Langley and Mr. Hart are employees of the Company. The Committee will consider nominees recommended by shareholders; such recommendations must be submitted in writing to the Committee. A copy of the Committee’s Charter is posted on the Company’s website at www.picoholdings.com.
Audit Committee Financial Expert
Pursuant to Section 407 of the Sarbanes-Oxley Act of 2002, the Board of the Company has determined that Richard D. Ruppert, MD is qualified as an audit committee financial expert as defined in Regulation S-K, Item 407 of the Securities Exchange Act of 1934. Dr. Ruppert is independent as defined in Regulation S-K, Item 407, of the Securities Exchange Act of 1934.
Directors’ Attendance
In 2006, there were 7 meetings of the Board of the Company. All of the directors attended 75% or more of the aggregate of their respective Board and Committee meetings.
It is the policy of the Board that each director, in the absence of extenuating circumstances, should attend the Company’s Annual Meeting in person. All directors attended the Company’s 2006 Annual Meeting.
Shareholder Nomination of Directors
Nominations other than those made by the directors of the Company must be in writing and be delivered or mailed to the Secretary of the Company not less than 60 days prior to the Annual Meeting. Such nominations must include the information regarding each nominee required by the Bylaws of the Company. Nominations not made according to these procedures will be disregarded. The Nominating Committee will consider candidates recommended by shareholders, when submitted in writing along with the candidate’s resume and any other relevant information. A copy of the Nominating Committee’s Charter is posted on the Company’s website at www.picoholdings.com.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
     Overview
Our compensation programs are designed to support our business goals and promote both short-term and long-term growth. This section of the proxy statement explains how our compensation programs are designed and operate in practice with respect to the Company’s Named Executive Officers (“NEOs”). Our NEOs are the chief executive officer, chief financial officer, and the three most highly compensated executive officers in a particular year.
The Compensation Committee of the Board determines the compensation for our executive officers. Our executive officers have broad job responsibilities. The Committee reviews and determines all components of executive officers’ compensation including making individual compensation decisions and reviewing and revising executive officer compensation as appropriate.
     Our Compensation Philosophy and Programs
Our compensation philosophy centers around the principle of aligning pay and performance. Total compensation varies with individual performance and the Company’s performance in achieving objectives. The PICO Holdings, Inc. 2005 Long-Term Incentive Plan is designed to ensure that executive compensation is aligned with the long-term interests of our shareholders. The Compensation Committee and our management team believe that compensation should help to recruit, retain and motivate the employees upon whom we will depend for current and future success. The following key design priorities that govern compensation decisions reflect our compensation philosophy:
•	pay for performance

•	recruitment, retention and motivation of the highest quality employees

•	alignment with the interests of our various constituencies including shareholders and employees

•	promoting excellent corporate governance
Each element of compensation reflects one or more of the above designed priorities. Total compensation for the NEOs consists of the following components: (i) base salary, (ii) annual incentive awards, (iii) long-term incentives, (iv) retirement benefits, and (v) insurance and other benefits.
     The Role of the Compensation Committee in Determining Executive Compensation
The Compensation Committee of the Company is a standing committee. The Committee is composed entirely of independent Directors, determined in accord with Nasdaq Global Market listing rules. John D. Weil is Chairman of the Committee, and the other Committee members are Carlos C. Campbell, Richard D. Ruppert, MD, and Kenneth J. Slepicka.
The Committee oversees and administers the Company’s executive compensation program. The role of the Committee is to oversee the Company’s compensation and benefit plans and policies, administer the PICO Holdings, Inc. 2005 Long-Term Incentive Plan (including reviewing and approving grants of awards under the 2005 Long-Term Incentive Plan), and to review and approve annually the compensation and incentive awards paid to the Company’s officers. The Committee is responsible for assuring that all of the executive compensation decisions of the Company are developed, implemented, and administered in a way that support the Company’s fundamental philosophy that a significant portion of executive compensation should be linked to Company performance.
The Committee recognizes the importance of maintaining sound principles for the development, maintenance, and administration of compensation and benefit programs, and has taken steps to enhance the Company’s ability to carry out its responsibilities. Examples of these steps include:
•	The Committee has periodically retained independent compensation experts, when deemed necessary by the Committee. The Committee has in the past retained William M. Mercer, Incorporated and The Bankers Bank as independent compensation experts.

These independent compensation experts do not advise the Company’s management, and do not receive any fees from the Company other than consulting fees for advice rendered to the Committee.
•	In March 2007 the Committee adopted a Charter. This was unanimously approved by the Board. A copy of the Compensation Committee’s Charter is posted on the Company’s website at www.picoholdings.com.

•	The Committee’s members are appointed annually by the Chairman, and the appointments are ratified by the full Board.
The Committee meets on a regularly scheduled basis and as required. It reviews and approves the executive compensation program, including base salary and incentive awards. It reviews and approves individual executive officer compensation packages based on recommendations of the Company’s Chief Executive Officer. As discussed below, the Committee, after consulting with The Bankers Bank in 2005, recommended that Ronald Langley, Chairman, and John R. Hart, President and Chief Executive Officer, be offered new employment agreements with the Company beginning January 1, 2006 for a period of five years. These Employment Agreements provide for the base salary, and a formula to determine an annual incentive award, for both Mr. Langley and Mr. Hart. No other NEO of the Company has an employment agreement.
     Goals of Compensation Program
The Compensation Committee attempts to align compensation of the NEOs with the value achieved by the NEOs for the Company’s shareholders. The Company’s compensation program for the NEOs consists of a combination of (i) base salary, (ii) annual incentive awards, and (iii) long-term incentives designed to attract, retain, and motivate executives who will maximize shareholder value. The Committee considers individual and Company performance, as well as compensation paid by comparable companies.
The NEOs also participate in other employee benefit programs at the same levels of benefits which are available to all of the Company’s employees, including health insurance, group life insurance, and the Company’s 401(k) Plan.
     Elements of Compensation
•	Base Salary
As stated previously, the Compensation Committee, in consultation with The Bankers Bank, an independent compensation expert, developed new employment agreements for Ronald Langley, Chairman, and John R. Hart, President and Chief Executive Officer. Mr. Langley and Mr. Hart entered into these new Employment Agreements (together, the “Employment Agreements”) beginning January 1, 2006 for a period of five years, i.e., through and including December 31, 2010. The base salary for the initial year, i.e., 2006, of each Employment Agreement was $1,075,000, subject to annual adjustment in January of each subsequent year.

The $1,075,000 base salary in each Employment Agreement is subject to annual adjustment in January of each year in the same percentage applicable to the Company’s other staff members in an amount deemed adequate to provide for cost of living, subject to the Committee’s approval, based on several major compensation studies.

The Employment Agreements provide that if the employee is terminated for any reason other than cause, death, or disability prior to January 1, 2008, the employee shall be paid a lump sum equal to $3,225,000 minus applicable tax withholdings. If the employee is terminated for any reason other than cause, death, or disability on or after January 1, 2008, and prior to December 31, 2010, the employee shall be paid a lump sum equal to $3,225,000 minus applicable tax withholdings, and minus the amount previously paid to the employee as base salary from January 1, 2008 to the date of termination. In addition to the amount set forth above, the employee shall receive the pro rata portion of the annual incentive award that would have been payable to employee under the Employment Agreement for the year in which termination occurs.

If the employee terminates employment as a result of death or permanent and total disability before January 1, 2008, the employee or his designated heir shall be paid a lump sum in amount equal to $3,225,000 minus applicable tax withholdings. If the employee terminates employment as a result of death or permanent and total disability on or after January 1, 2008 and prior to December 31, 2010, the employee or his designated heir shall be paid a lump sum equal to $3,225,000 minus applicable tax withholdings and minus the amount previously paid to the employee as base salary under the Employment Agreement from January 1, 2008 to the date of termination of employment. In addition to the amount set forth above, the employee shall receive the pro rata portion of the annual incentive award that would have been payable to employee under the Employment Agreement for the year in which termination occurs.

If the employee terminates employment for any reason prior to December 31, 2010, the employee will receive a lump sum payment (minus applicable tax withholdings) of $500,000 if the employee terminates employment during calendar year 2006. The lump sum amount payable to the employee will decrease by $100,000 each calendar year after 2006.

These Employment Agreements do not include change in control clauses.

The base salary for the other three NEOs — Richard H. Sharpe, Chief Operating Officer, Maxim C. W. Webb, Chief Financial Officer and Treasurer, and W. Raymond Webb, Vice President, Investments — is recommended to the Committee on an annual basis by the Company’s Chief Executive Officer. None of Mr. Sharpe, Mr. Maxim C. W. Webb, or Mr. Raymond Webb has an employment agreement. The Chief Executive Officer’s recommendation is based on base salaries for comparable companies paid for positions of similar scope and responsibilities.

On May 7, 2007, the Board approved a new employment agreement for Mr. Hart, effective May 7, 2007 through December 31, 2012; see Form 8-K filed by the Company with the SEC on May 9, 2007.
•	Annual Incentive (Bonus) Awards
As recommended by the Committee’s independent compensation consultant, The Bankers Bank, in 2005, the Employment Agreements of Mr. Langley and Mr. Hart each contain an identical incentive award, or bonus, provision. The incentive award is based on the growth of book value per share each fiscal year. An incentive award is earned by Mr. Langley and Mr. Hart when a pre-determined threshold is surpassed. Each Employment Agreement establishes this threshold as 80% of the S&P 500’s annualized total return for the previous five calendar years. If the growth in book value per share of the Company in a fiscal year exceeds this threshold, the incentive award under each Employment Agreement is equal to 5% of the increase in book value per share multiplied by the number of shares outstanding at the beginning of the fiscal year.
For the incentive award based on 2006 performance, which was paid in March 2007, the threshold, i.e., 80% of the S&P’s annualized total return for the five previous calendar years, including 2006, was 4.95%. Since the Company’s book value per share increased by 14% in 2006 prior to the accrued of bonus incentive compensation and 7/8 of expenses related to stock appreciation rights, a bonus of $2,115,635 each was paid in March 2007 for 2006 to Mr. Langley and Mr. Hart.
As previously stated, the three other NEOs — Richard H. Sharpe, Chief Operating Officer, Maxim C. W. Webb, Chief Financial Officer and Treasurer, and W. Raymond Webb, Vice President, Investments — do not have employment agreements. However, each year that an incentive award is earned under the Employment Agreements of Mr. Langley and Mr. Hart, the Company’s Chief Executive Officer recommends to the Committee that a discretionary incentive award be paid to Mr. Sharpe, Mr. Maxim C. W. Webb, and Mr. Raymond Webb.
The Chief Executive Officer’s recommendation for past years has been that Mr. Sharpe, Mr. Maxim C. W. Webb, and Mr. Raymond Webb each receive an incentive award based on the incentive formula in the Employment Agreements described above and in the same ratio of salary to bonus as paid to Mr. Langley and Mr. Hart. The Chief Executive Officer’s recommendations for incentive awards to Mr. Sharpe, Mr. Maxim C. W. Webb, and Mr. Raymond Webb are discretionary with the Chief Executive Officer and are subject to approval by the Committee.
•	Long-Term Incentives
As recommended by the Committee, the Company utilized cash-settled stock appreciation rights beginning with the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program (the “Program”) as approved by the Company’s shareholders on July 17, 2003 to incentivize directors, officers, consultants, and certain employees. The primary purpose of these stock appreciation rights was to encourage the holders of stock appreciation rights to increase shareholders’ equity by providing a mechanism whereby the holders could participate in increased shareholders equity.
The Bankers Bank recommended to the Compensation Committee amending the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program and instituting the PICO Holdings, Inc. 2005 Long-Term Incentive Plan. The PICO Holdings, Inc. 2003 Stock Appreciation Rights Program was amended on September 21, 2005 by the Compensation Committee. Pursuant to the Compensation Committee’s action on September 21, 2005, all outstanding cash-settled stock appreciation rights were monetized to stop future appreciation; as a result, there are no outstanding cash-settled stock appreciation rights under the PICO Holdings, Inc.

2003 Stock Appreciation Rights Program. Prior to the Committee’s September 21, 2005 action to amend the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program, all the cash-settled stock appreciation rights granted in the Program were fully vested.
The PICO Holdings, Inc. 2005 Long-Term Incentive Plan (“Plan”) was recommended by the Committee after consulting with The Bankers Bank. It was approved by the Company’s shareholders on December 8, 2005. The Plan permits awards to be made by the Committee to participants in various forms including freestanding stock-settled stock appreciation rights, stock options, restricted stock, performance awards, deferred compensation awards, and other stock-based awards. On December 12, 2005, the Committee awarded grants of freestanding stock-settled stock appreciation rights to the NEOs, the nonemployee directors, and various other employees; see Outstanding Equity Awards at Fiscal Year End. The Committee believes that the Plan will closely align the interests of management with shareholders by incentivizing management to increase shareholders’ equity and book value per share.
The purpose of the Plan is to advance the interests of the Company and its shareholders by providing a variety of incentives for employees, officers (including the NEOs), consultants, and nonemployee directors to increase shareholders’ equity and provide a mechanism whereby the participants in the Plan will be able to participate in an increase in share price. The Plan seeks to achieve this by providing for grants of awards in various forms including stock options, freestanding stock-settled stock appreciation rights, restricted stock, performance shares, performance units, restricted stock units, deferred compensation awards, and other forms of stock-based awards, although it is not anticipated that all these forms of awards will be granted simultaneously.
The Committee awarded Mr. Langley and Mr. Hart the same number of freestanding stock-settled stock appreciation rights under the 2005 Plan as they had cash-settled stock appreciation rights under the 2003 Program, i.e., 838,356 each. The Committee, as recommended by the Company’s Chief Executive Officer, increased the number of freestanding stock-settled stock appreciation rights awarded under the 2005 Plan to the other NEOs compared to the number of cash-settled stock appreciation rights under the 2003 Program.
•	Retirement Plans
The Company maintains the PICO Holdings, Inc. 401(k) Employees Retirement Plan and Trust, which complies with the provisions of the Employment Retirement Income Security Act. The NEOs have the opportunity to participate in this 401(k) Plan on the same basis as all other employees.
•	Insurance and Other Benefits
The Company maintains health insurance, life insurance, dental insurance, vision insurance, and disability insurance for all employees, including the NEOs, on a nondiscriminatory basis. The Company also provides paid parking for employees in its La Jolla, California office.
The Compensation Committee has considered the provisions of Section 162(m) of the Internal Revenue Code and related income tax regulations which restrict the deductibility of certain compensation paid to the Company’s Chief Executive Officer and each of the four most highly compensated officers holding office at the end of any year. In view of the Company’s compensation structure, the Committee believes that any amount of salary and bonus paid in excess of $1,000,000 to any one individual will not qualify for a corporate tax deduction for the amount over $1,000,000. The Compensation Committee will continue to monitor this.
The Committee has never established guidelines or requirements for ownership of the Company’s stock. Therefore there is no policy relative to lodging the economic risk of such stock ownership.
The Committee has never engaged in benchmarking either total compensation or any material element of compensation.
The Committee meets as appropriate to discuss compensation, incentive awards, and grants under the PICO Holdings, Inc. 2005 Long-Term Incentive Plan. The Company’s Secretary, who is not an NEO, usually attends for the purpose of documenting the meeting. Once the Committee makes a decision, e.g., to institute a long-term incentive plan, the Company’s NEOs will become involved and will work with outside legal and tax experts to design a plan, subject to the Committee’s approval.

The Company has a severance policy applicable to all officers in which each officer who is terminated for other than cause will receive a severance payment equal to two weeks of salary for each full year of employment. However, this severance payment is not applicable to Mr. Langley and Mr. Hart; pursuant to the terms of their January 1, 2006 Employment Agreements, the termination payment provisions in each Employment Agreement are in lieu of the Company’s standard severance payment.
All the Company’s NEOs have the opportunity to defer compensation into deferred compensation plans established by the Company; see Nonqualified Deferred Compensation Table.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis of this Executive Compensation Report with management. Based on that review and discussion, the Committee has recommended to the Board, and the Board has approved, that this Report be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2006 and the Company’s 2007 proxy statement.

Compensation Committee:

John D. Weil, Chairman Carlos C. Campbell Richard D. Ruppert, MD Kenneth J. Slepicka

SUMMARY COMPENSATION TABLE

								CHANGE IN
								PENSION VALUE
								AND NON-
								QUALIFIED
							NON-EQUITY	DEFERRED
NAME AND							INCENTIVE PLAN	COMPENSATION	ALL OTHER
PRINCIPAL		SALARY	BONUS	STOCK		OPTION	COMPENSATION	EARNINGS	COMPENSATION		TOTAL
POSITION	YEAR	($)	($)(2)	AWARDS($)		AWARDS($)	($)(2)	($)(1)	($)		COMPENSATION($)
Ronald Langley(8)(9)	2006	$1,075,000	$2,115,635	$0		0	$2,115,635	N/A	$29,000	(4)	$3,219,635
Chairman	2005	$932,988	$3,013,326	$11,024,381	(3)	0	$3,013,326		$15,643,670	(5)	$30,614,365
	2004	$908,460	$619,094	$0		0	$619,094		$29,250	(6)	$1,556,804

John R. Hart(7)(8)	2006	$1,075,000	$2,115,635	$0		0	$2,115,635	N/A	$29,000	(4)	$3,219,635
President & CEO	2005	$932,988	$3,013,326	$11,024,381	(3)	0	$3,013,326		$17,872,467	(5)	$32,843,162
	2004	$908,460	$619,094	$0		0	$619,094		$29,250	(6)	$1,556,804

Richard H. Sharpe(10)	2006	$311,504	$613,052	$0		0	$613,052	N/A	$29,000	(4)	$953,556
COO	2005	$295,265	$953,635	$2,504,740	(3)	0	$953,635		$2,583,321	(5)	$6,336,961
	2004	$283,909	$193,477	$0		0	$193,477		$26,603	(6)	$503,989

Maxim C. W. Webb(11)	2006	$255,000	$501,848	$0		0	$501,848	N/A	$29,000	(4)	$785,848
CFO & Treasurer	2005	$204,599	$660,805	$2,153,956	(3)	0	$660,805		$1,342,525	(5)	$4,361,885
	2004	$196,730	$134,066	$0		0	$134,066		$25,984	(6)	$356,744

W. Raymond Webb(12)	2006	$200,000	$393,607	$0		0	$393,607	N/A	$26,363	(4)	$619,970
VP, Investments	2005	$160,680	$518,958	$789,000	(3)	0	$518,958		$604,591	(5)	$2,273,229
	2004	$154,500	$52,644	$0		0	$52,644		$20,378	(6)	$227,522

(1)	The Company does not maintain a defined benefit plan or an actuarial pension plan. The Company does not provide above market or preferential earnings on nonqualified deferred compensation.

(2)	This refers to the incentive awards paid to the NEOs; please see the Compensation Discussion and Analysis in the Executive Compensation Report.

(3)	This refers to awards granted by the Compensation Committee on December 12, 2005 under the PICO Holdings, Inc. 2005 Long-Term Incentive Plan (“Incentive Plan”). The Incentive Plan was approved by the Company’s shareholders on December 8, 2005. On December 12, 2005, the Compensation Committee granted the following number of freestanding stock-settled stock appreciation rights to the NEOs: Ronald Langley, 838,356; John R. Hart, 838,356; Richard H. Sharpe, 190,454; Maxim C. W. Webb, 163,799; and W. Raymond Webb, 60,000. The exercise price was established by the Compensation Committee as $33.76 for each freestanding stock-settled stock appreciation right, which was the closing price for the Company’s stock on the Nasdaq Global Market on December 12, 2005. Each freestanding stock-settled stock appreciation right was fully vested on December 12, 2005 and each expires on December 12, 2015. The dollar values shown in the Stock Awards column represent the full FAS 123R grant date fair value of the freestanding stock-settled stock appreciation rights awarded to the NEOs by the Compensation Committee on December 12, 2005. The number of shares to be issued to a NEO who exercises freestanding stock-settled stock appreciation rights will be based on the net exercise value (i.e., the market value price per share of the Company’s stock on the date of exercise, minus the exercise price of $33.76) times the number of freestanding stock-settled stock appreciation rights exercised, minus applicable taxes.

(4)	This represents contributions made by the Company for the NEOs to the PICO Holdings, Inc. 401(k) Employees Retirement Plan and Trust. None of the life insurance premiums paid by the Company for any one NEO exceeded $10,000 in 2006, 2005, or 2004 and the Company’s health insurance plans do not discriminate in favor of the NEOs and are available to all employees.

(5)	This represents amounts attributable to cash-settled stock appreciation rights granted to the NEOs on July 17, 2003, pursuant to shareholder of the PICO Holdings, Inc. 2003 Stock Appreciation-Rights Program (the “Program”). On September 21, 2005, the Compensation Committee decided that amending the Program was in the best interest of the Company and its shareholders. Under the terms of the September 21, 2005 amendment to the Program, each holder of cash-settled stock appreciation rights, including the NEOs, monetized the difference between his or her exercise prices for the cash-settled stock appreciation rights and the September 21, 2005 closing price of $33.23 for the Company’s stock on the Nasdaq Global Market. Prior to the Compensation Committee’s September 21, 2005 action to amend the Program, all cash-settled stock appreciation rights were fully vested. After September 21, 2005, no cash-settled stock appreciation rights were outstanding or available for grant under the Program. Based on the September 21, 2005 closing price on the Nasdaq Global Market for the Company’s common stock, the NEOs realized the following values when the cash-settled stock appreciation rights in the Program were monetized on September 21, 2005: Ronald Langley, $15,625,170; John R. Hart, $17,851,842; Richard H. Sharpe, $2,559,120; Maxim

C. W. Webb, $1,315,491; and W. Raymond Webb, $583,360. Of these amounts the NEOs elected to defer the following amounts: Ronald Langley, $15,625,170; John R. Hart, $17,851,842; Richard H. Sharpe, $2,047,296; Maxim C. W. Webb, $1,315,491; W. Raymond Webb, $583,360. Also included are amounts contributed by the Company for the NEOs to the PICO Holdings, Inc. 401(k) Employees Retirement Plan and Trust in the following amounts: Ronald Langley, $18,500; John R. Hart, $20,625; Richard H. Sharpe, $24,201; Maxim C. W. Webb, $27,034; W. Raymond Webb, $21,231.

(6)	This represents contributions made by the Company for the NEOs to the PICO Holdings, Inc. 401(k) Employees Retirement Plan and Trust.

(7)	Mr. Hart became President and CEO of the Company on November 20, 1996. He became President and CEO of Physicians Insurance Company of Ohio on July 15, 1995.

(8)	On January 1, 2006, Mr. Langley and Mr. Hart each signed employment agreements with the Company. Each Employment Agreement provides for annual compensation of $1,075,000, subject to annual adjustment in January of each year in the same percentage applicable to the Company’s other staff members in an amount deemed adequate to provide for cost of living, subject to the Compensation Committee’s approval, based on several major compensation studies; see Executive Compensation Report.

(9)	Mr. Langley became Chairman of the Board of Physicians Insurance Company of Ohio on July 15, 1995. He became Chairman of the Board of the Company on November 20, 1996.

(10)	Mr. Sharpe became Chief Operating Officer of Physicians Insurance Company of Ohio on June 3, 1994. He became Chief Operating Officer of the Company on November 20, 1996.

(11)	Mr. Maxim C. W. Webb became Chief Financial Officer and Treasurer on May 14, 2001. Prior to that he was Vice President, Investments of the Company.

(12)	Mr. W. Raymond Webb became Vice President, Investments of the Company on April 18, 2003. Prior to that he was Chief Investment Analyst.
Grants of Plan-Based Awards
No grants of awards were made by the Company in 2006 pursuant to the PICO Holdings, Inc. 2005 Long-Term Incentive Plan.
Option Exercises and Stock Vested During Last Fiscal Year
No freestanding stock-settled stock appreciation rights, granted to the NEOs on December 12, 2005 pursuant to the PICO Holdings, Inc. 2005 Long-Term Incentive Plan, were exercised in 2006. All freestanding stock-settled stock appreciation rights granted to the NEOs on December 12, 2005 were fully vested on December 12, 2005.
Pension Benefits
The Company does not maintain a defined benefit plan or an actuarial pension plan, and has not done so in 2004, 2005, or 2006.

NONQUALIFIED DEFERRED COMPENSATION

				AGGREGATE	AGGREGATE
	EXECUTIVE	COMPANY	AGGREGATE	WITHDRAWALS/	BALANCE ON
	CONTRIBUTIONS	CONTRIBUTIONS	EARNINGS	DISTRIBUTIONS	DECEMBER 31,
NAME	IN 2006($)(1)(2)	IN 2006($)(3)	IN 2006($)(2)(4)	($)(5)	2006($)(6)

Ronald Langley	-0-	-0-	$1,002,292	-0-	$16,756,810
John R. Hart	$1,615,635	-0-	$1,408,234	-0-	$26,762,617
Richard H. Sharpe	$613,052	-0-	$177,897	-0-	$3,094,086
Maxim C.W. Webb	$501,848	-0-	$87,990	-0-	$2,076,147
W. Raymond Webb	$413,607	-0-	$94,944	-0-	$2,017,891

(1)	The Company permits the NEOs to defer salary, bonus, and other cash compensation, pursuant to federal rules. In 2006 Ronald Langley chose not to defer any compensation including the March 2007 bonus paid based on 2006 performance; John R. Hart chose to receive $500,000 in cash immediately and to defer the remainder of the March 2007 bonus paid based on 2006 performance; Richard H. Sharpe chose to defer all of the March 2007 bonus paid based on 2006 performance; Maxim C. W. Webb chose to defer all of the March 2007 bonus paid based on 2006 performance; and W. Raymond Webb chose to defer 10% of his 2006 salary and all of the March 2007 bonus paid based on 2006 performance.

(2)	Amounts deferred by the NEOs attributable to 2006 compensation, i.e., 2006 salary and bonuses payable in March 2007 based on 2006 performance, as reported in the Executive Contributions in 2006 column, are reported as compensation in the Summary Compensation Table for 2006. Amounts reported in the Aggregate Earnings in 2006 column are not reported as compensation for 2006 in the Summary Compensation Table. Amounts reported in the Aggregate Balance on December 31, 2006 column consist of deferred compensation which has been reported as compensation in prior years. The earnings on deferred compensation have not been reported as compensation in 2006, 2005, or 2004.

(3)	The only contributions to deferred compensation for the NEOs are from their voluntary deferrals of salary, bonus, and other cash compensation. The Company does not make additional contributions.

(4)	The Company does not have above-market or preferential earnings on its nonqualified deferred compensation.

(5)	Each NEO who chooses to defer compensation has the option, pursuant to federal rules, to receive a lump sum payment on a date certain or on separation from service, or to receive up to ten substantially equal payments beginning on a certain date.

(6)	This includes bonuses paid in March 2007 based on the Company’s performance in 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table provides information on the outstanding equity awards as of December 31, 2006 for our Named Executive Officers.

									EQUITY
									INCENTIVE
									PLAN
								EQUITY	AWARDS
								INCENTIVE	MARKET
								PLAN	OR PAYOUT
			EQUITY					AWARDS:	VALUE OF
	NUMBER OF	NUMBER OF	INCENTIVE					NUMBER OF	UNEARNED
	SECURITIES	SECURITIES	PLAN AWARDS:				MARKET	UNEARNED	SHARES,
	UNDERLYING	UNNDERLYING	NUMBER OF			NUMBER	VALUE OF	SHARES, UNITS	UNITS
	UNEXERCISED	UNEXERCISED	SECURITIES			OF SHARES	SHARES	OR OTHER	OR OTHER
	OPTIONS-	OPTIONS	UNDERLYING			OR UNITS OF	OR UNITS OF	RIGHTS	RIGHTS
	NUMBER	NUMBER	UNEXERCISED	OPTION	OPTION	STOCK THAT	STOCK THAT	THAT HAVE	THAT
	EXERCISABLE	UNEXERCISABLE	UNEARNED	EXERCISE	EXPIRATION	HAVE NOT	HAVE NOT	NOT	HAVE NOT
NAME	(1)	(2)	OPTIONS (2)	PRICE (3)	DATE	VESTED (2)	VESTED (2)	VESTED (2)	VESTED (2)

Ronald Langley	838,356			$33.76	December 12, 2015
John R. Hart	838,356			$33.76	December 12, 2015
Richard H. Sharpe	190,454			$33.76	December 12, 2015
Maxim C. W. Webb	163,799			$33.76	December 12, 2015
W. Raymond Webb	60,000			$33.76	December 12, 2015

(1)	This applies to freestanding stock-settled stock appreciation rights granted pursuant to the PICO Holdings, Inc. 2005 Long-Term Incentive Plan (“Incentive Plan”). The Incentive Plan was approved by the Company’s shareholders on December 8, 2005. On December 12, 2005, the Compensation Committee granted freestanding stock-settled stock appreciation rights to various employees, nonemployee directors, and the NEOs. A total of 2,090,965 freestanding stock-settled stock appreciation rights were granted to the NEOs on December 12, 2005. The Incentive Plan provides that the number of shares issued, upon exercise of freestanding stock-settled stock appreciation rights, will be based on the net exercise value (i.e., the market value price per share on the date of exercise, minus the exercise price of $33.76) times the number of freestanding stock-settled stock appreciation rights exercised, minus applicable taxes.

(2)	All of the freestanding stock-settled stock appreciation rights granted on December 12, 2005 in the Incentive Plan were fully vested on December 12, 2005.

(3)	The exercise price for each of the freestanding stock-settled stock appreciation rights granted on December 12, 2005 is $33.76, the closing price of the Company’s stock on the Nasdaq Global Market on December 12, 2005, the date the freestanding stock-settled stock appreciation rights were awarded by the Compensation Committee.

DIRECTORS’ COMPENSATION
At its March 14, 2005 meeting, the Board increased Board and Committee compensation as follows, retroactive to January 1, 2005. Directors who are not officers or employees of the Company or its subsidiaries receive an annual retainer of $35,000. The Chairman of the Audit Committee receives an additional annual retainer of $10,000, and the other members of the Audit Committee each receive an additional annual retainer of $5,000. Each director who is not an officer or employee of the Company or its subsidiaries also receives a $2,000 fee for each Board and Committee meeting attended in person or by telephone. There is a limit of $4,000 per day in Board and Committee fees to any one director. Any nonemployee director attending an educational activity or seminar on behalf of the Company receives a fee of $1,000 per day plus expenses.
The following table sets forth information concerning the compensation earned during the last fiscal year by each individual who served as a director at any time during 2006:
DIRECTOR COMPENSATION TABLE FOR 2006

					CHANGES IN
					PENSION
	FEES				VALUE AND NON-
	EARNED			NON-EQUITY	QUALIFIED
	OR	STOCK	OPTION	INCENTIVE PLAN	DEFEERRED	ALL OTHER
	PAID IN CASH	AWARDS	AWARDS	COMPENSATION	COMPENSATION	COMPENSATION	TOTAL
NAME	($)(1)	($)(2)	($)	($)	EARNINGS (3) (4)	($)(5)	($)

Carlos C. Campbell	$71,000	-0-	-0-	-0-	-0-	-0-	$71,000
S. Walter Foulkrod, III, Esq.	$64,000	-0-	-0-	-0-	-0-	-0-	$64,000
Richard D. Ruppert, MD	$77,000	-0-	-0-	-0-	-0-	-0-	$77,000
Kenneth J. Slepicka	$51,000	-0-	-0-	-0-	-0-	-0-	$51,000
John D. Weil	$53,000	-0-	-0-	-0-	-0-	-0-	$53,000

(1)	At its March 14, 2005 meeting, the Board approved the recommendation of the Compensation Committee and increased Board and Committee compensation as follows, retroactive to January 1, 2005. Directors who are not officers or employees of the Company or its subsidiaries receive an annual retainer of $35,000. The Chairman of the Audit Committee receives an additional annual retainer of $10,000 and the other members of the Audit Committee each receive an additional annual retainer of $5,000. Each director who is not an officer or employee of the Company or its subsidiaries also receives a $2,000 fee or each Board and Committee meeting attended in person or by telephone. There is a limit of $4,000 per day in Board and Committee fees to any one director. Any nonemployee director attending an educational activity or seminar on behalf of the Company receives a fee of $1,000 per day plus expenses.

On May 7, 2007, John D. Weil was elected by the Board as Lead Director. He will be compensated in the amount of $40,000 in 2007 for serving as Lead Director, in addition to other Board and Committee fees.

(2)	On December 8, 2005 the Company’s shareholders approved the PICO Holdings, Inc. 2005 Long-Term Incentive Plan. On December 12, 2005, the Compensation Committee awarded grants under the PICO Holdings, Inc. in the form of freestanding stock-settled stock appreciation rights to various officers, employees, and nonemployee directors. This included grants of 5,000 freestanding stock-settled stock appreciation rights each to the following nonemployee directors: Carlos C. Campbell, S. Walter Foulkrod, III, Esq., Richard D. Ruppert, MD, Kenneth J. Slepicka, and John D. Weil. The exercise price for each freestanding stock-settled stock appreciation right granted to the nonemployee director is $33.76 each, which was the closing price of the Company’s stock on December 12, 2005. All freestanding stock-settled stock appreciation rights granted on December 12, 2005 were fully vested on that date, and each expires on December 12, 2015. The number of shares to be issued to a nonemployee director who exercises freestanding stock-settled stock appreciation rights will be based on the net exercise value (i.e., the market value price per share of the Company’s stock on the date of exercise, minus the exercise price of $33.76) times the number of freestanding stock-settled stock appreciation rights exercised, minus applicable taxes. No awards were granted in 2006 pursuant to the PICO Holdings, Inc. 2005 Long-Term Incentive Plan.

(3)	The Company’s deferred compensation plans do not provide for above-market or preferential earnings.

(4)	The Company does not have an actuarial pension plan or a defined benefit pension plan.

(5)	The Company’s nonemployee directors do not participate in the Company’s 401(k) Plan.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information, as of June 5, 2007, with respect to the beneficial ownership of the Company’s Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of Common Stock, (ii) each director and director nominee, (iii) each NEO, i.e., the Company’s principal executive officer (Mr. John R. Hart), the Company’s principal financial officer (Mr. Maxim C. W. Webb), and the Company’s three most highly compensated executive officers other than the principal executive officer and the principal financial officer, and (iv) all executive officers and directors as a group. Except as otherwise indicated, each person has sole investment and voting power, subject to community property laws. Unless otherwise indicated, the business address for each person is 875 Prospect Street, Suite 301, La Jolla, CA 92037.

	Number of Shares and	Percentage
	Nature of Beneficial	Ownership
Name and Address of Beneficial Owner	Ownership(1)(13)(14)	of Shares

Ronald Langley(2)	1,684,693	8.94%
John R. Hart(3)	1,685,750	8.95%
Carlos C. Campbell(4)	1,000	*
S. Walter Foulkrod, III, Esq.	2,903	*
Richard D. Ruppert, MD(5)	6,298	*
Kenneth J. Slepicka	-0-	*
John D. Weil(6)	2,561,666	13.60%
Richard H. Sharpe(7)	8,504	*
Maxim C. W. Webb(8)	1,672	*
W. Raymond Webb	20	*
PICO Equity Investors, L.P.(9)	1,666,667	8.84%
Dimensional Fund Advisors Inc.(10) 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401	1,331,610	7.07%
Artisan Partners Limited Partnership, Artisan Investment Corporation, Andrew A. Ziegler, and Carlene Murphy Ziegler (11) 1000 N. Water Street, Suite 1770, Milwaukee, WI 53202	1,136,531	6.03%
FMR Corp., 82 Devonshire Street, Boston, MA 02109(12)	2,382,000	12.64%
Executive Officers and Directors as a Group (12 persons)	2,624,891	13.93%

*	Less than one percent (1%)

(1)	Sole voting and investment power unless otherwise indicated.

(2)	17,986 of these shares are held in the Company’s 401(k) Plan. Mr. Langley owns a membership interest in PICO Equity Investors Management, LLC, which has voting control of 1,666,667 shares of the Company.

(3)	19,083 of these shares are held in the Company’s 401(k) Plan. Mr. Hart owns a membership interest in PICO Equity Investors Management, LLC, which has voting control of 1,666,667 shares of the Company. The number of shares shown above does not include 19,940 shares of the Company held in a deferred compensation plan Rabbi Trust for Mr. Hart.

(4)	The number of shares shown above does not include 2,644 shares held in a deferred compensation plan Rabbi Trust for Mr. Campbell.

(5)	Dr. Ruppert shares voting and investment power with his wife. The number of shares shown above does not include 1,670 shares held in a deferred compensation plan Rabbi Trust for Dr. Ruppert.

(6)	Of these shares 894, 999 are owned by a partnership which Mr. Weil controls. Mr. Weil owns a membership interest in PICO Equity Investors Management, LLC, which has voting control of 1,666,667 shares of the Company. The number of shares shown above does not include 8,084 shares of the Company held in a deferred compensation plan Rabbi Trust for Mr. Weil.

(7)	The number of shares shown includes 3,586 shares held in the Company’s 401(k) Plan.

(8)	The number of shares shown includes 1,291 shares held in the Company’s 401(k) Plan.

(9)	Pursuant to a rights offering conducted by the Company in March 2000, an investment partnership named PICO Equity Investors, L.P. acquired on March 28, 2000, 3,333,333 newly issued shares which were not subscribed for in the rights offering. PICO Equity Investors, L.P. is managed by PICO Equity Investors Management, LLC. PICO Equity Investors Management, LLC is owned by Mr. Langley, Mr. Hart and Mr. Weil. PICO Equity Investors Management, LLC will exercise all voting and investment decisions with respect to the Company’s shares owned by PICO Equity Investors, L.P. for up to ten years. The interest of PICO Investors Management, LLC in any profits and losses earned on this investment will be proportional to the capital contributions made to PICO Equity Investors, L.P. by the partners, i.e., 1,000/50,001,000. There are no other fees or other management compensation of any kind payable to Mr. Langley, Mr. Hart, and Mr. Weil. Effective May 23, 2006, the limited partner and the general partner of PICO Equity Investors, L.P. made a capital withdrawal totaling 833,333 shares of the Company. On May 29, 2007, the limited partner and the general partner of PICO Equity Investors, L.P. made another capital withdrawal of 833,333 shares of the Company.

(10)	The Company received a Schedule 13G filing from Dimensional Fund Advisors Inc. in 2007 for calendar year 2006.

(11)	The Company received a Schedule 13G filing from Artisan Partners Limited Partnership, Artisan Investment Corporation, Andrew A. Ziegler, and Carlene Murphy Ziegler in 2007 for calendar year 2006.

(12)	The Company received a Schedule 13G filing from FMR Corp. in 2007 for calendar year 2006.

(13)	No shares are pledged as security by any director, nominee for director, or NEO.

(14)	The Company does not have a requirement for directors’ qualifying shares.
Equity Compensation Plan Information

Number of
Securities Remaining
Available for
	Number of Securities		Future Issuance Under
	To Be Issued Upon	Weighted –Average	Equity Compensation
	Exercise of	Exercised Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected in
Plan Category	Warrants and Rights (A)	Warrants and Rights (B)	Column (A) (C)

Equity Compensation Plans approved by security holders (1)	2,185,965	$33.76	468,035
Equity Compensation Plans not approved by security holders (2)	-0-	-0-	-0-

(1)	This refers to freestanding, stock-settled stock appreciation rights granted to employees and directors on December 12, 2005 by the Compensation Committee, pursuant to approval on December 8, 2005 by the Company’s shareholders of the PICO Holdings, Inc. 2005 Long-Term Incentive Plan. Each freestanding stock-settled stock appreciation right was fully vested on December 12, 2005 and each expires on December 12, 2015. The exercise price for each free standing stock-settled stock appreciation right granted on December 12, 2005 is $33.76, the closing price for the Company’s common stock on the Nasdaq Global Market on December 12, 2005. The number of shares to be issued to a grantee who exercises freestanding stock-settled stock appreciation rights will be based on the net exercise value (i.e., the market value price per share of the Company’s stock on the date of exercise, minus the exercise price of $33.76) times the number of freestanding stock-settled stock appreciation rights exercised, minus applicable taxes.

On May 7, 2007, the expiration date for Mr. Langley’s 838,356 freestanding stock-settled stock appreciation rights was changed from December 12, 2015 to December 31, 2008; see Form 8-K filed by the Company with the SEC on May 9, 2007. On May 16, 2007, Mr. Langley exercised all of his freestanding stock-settled stock appreciation rights and, after applicable withholding taxes, received 129,444 newly issued shares of the Company.

(2)	The Company has no equity compensation plans which have not been approved by the Company’s shareholders.
CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS
Related Persons Transactions
Pursuant to a rights offering conducted by the Company in March 2000, an investment partnership named PICO Equity Investors, L.P. acquired on March 28, 2000, 3,333,333 newly issued shares which were not subscribed for in the rights offering. PICO Equity Investors, L.P. is managed by PICO Equity Investors Management, LLC. PICO Equity Investors Management, LLC is owned by Mr. Langley, Mr. Hart and Mr. Weil. PICO Equity Investors Management, LLC will exercise all voting and investment decisions with respect to the Company’s shares owned by PICO Equity Investors, L.P. until December 8, 2009. The interest of PICO Investors Management, LLC in any profits and losses earned on this investment will be proportional to the capital contributions made to PICO Equity Investors, L.P. by the partners, i.e., 1,000/50,001,000. There are no other fees or other management compensation of any kind payable to Mr. Langley, Mr. Hart and Mr. Weil. Effective May 23, 2006, the limited partner and the general partner of PICO Equity Investors, L.P. made a capital withdrawal totaling 833,333 shares of the Company. Effective May 29, 2007 the limited partner and the general partner of PICO Equity Investors, L.P. made another capital withdrawal totaling 833,333 shares of the Company.
Procedures for Approval of Relation Persons Transactions
To ensure the broadest possible compliance with the Nasdaq Global Market listing standards and Regulation S-K, Item 404, the Audit Committee has adopted a policy in which it will review for approval all transactions or proposed transactions (1) in which the Company or a subsidiary of the Company is a participant, (2) in which the value of the transaction or proposed transactions exceeds $1,000, and (3) any director or nominee for director of the Company or subsidiary of the Company, any officer of the Company or a subsidiary of the Company, any 5% shareholder of the Company or a subsidiary of the Company and any consultant, director or employee of the Company or a subsidiary of the Company will have an interest which need not be material. After reviewing a particular transaction or proposed transaction, management and the Audit Committee will determine if disclosure in the Company’s filings is necessary and appropriate under Item 404.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS
Messrs. Weil, Campbell, and Slepicka and Dr. Ruppert, serve as members of the Compensation Committee. None of these individuals is, or has been, an employee or officer of the Company. Each is independent as defined by Nasdaq Global Market listing standards.
REPORT OF THE AUDIT COMMITTEE
The following is a report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2006.
The Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. The Audit Committee operates pursuant to a written Charter adopted by the Board. A copy of this Charter is posted on the Company’s website at www.picoholdings.com. The members of the Committee as of December 31, 2006 are listed at the end of this report. The Audit Committee has discussed with the Board the level of financial expertise of its members and the Board has determined that the Committee possesses the requisite expertise in the interpretation of financial statements. Pursuant to Section 407 of the Sarbanes-Oxley Act of 2002, the Board of the Company has determined that Richard D. Ruppert, MD is qualified as an audit committee financial expert as defined in Regulation S-K, Item 407 of the Securities Exchange Act of 1934.

Management is responsible for the Company’s internal controls, the financial reporting process and the representations set forth in the statements regarding the financial condition of the Company. The independent auditor of the Company is responsible for both auditing the financial statements presented by management and verifying that such statements are produced in accordance with generally accepted accounting principles. The Committee is responsible for those matters set forth in its Charter. In this regard, the Committee meets separately with management, including the Chief Financial Officer and the auditor. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report on Form 10-K, its accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
In the foregoing context, the Committee has reviewed with the auditor both the engagement letter and its fees. The Committee has also discussed with the auditor, with and without management present, the auditor’s evaluations of the Company’s internal accounting controls and the Company’s financial reporting systems, policies, procedures and processes. The Committee also discussed with the auditor other matters required by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications and Rule 207 of Regulation S-X. The Committee has also reviewed and discussed the Company’s audited financial statements with management.
In 2006, the Committee continued to pay particular attention to the implementation dates and the requirements of the Sarbanes-Oxley Act of 2002.
The auditor provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee discussed the auditor’s independence with both management and the auditor.
Based upon the independent representations of management and the auditor, the Committee’s review of such representations and the report of the auditor to the Committee, the Committee’s review of the audited financial statements of the Company and its discussions with management and the auditor, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.
The undersigned members of the Audit Committee have submitted this Report of the Audit Committee:

Richard D. Ruppert, MD, Chairman
Carlos C. Campbell
S. Walter Foulkrod, III, Esq.
Kenneth J. Slepicka

FEES PAID TO DELOITTE & TOUCHE LLP
Aggregate fees billed to the Company and its subsidiaries for the fiscal years ended December 31, 2005 and December 31, 2006 by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates were as follows.

	2005	2006
Audit Fees (a)	$1,089,323	$843,228
Tax Fees (b)	$776,343	$380,135
Audit-Related Fees (c)	$31,850	$26,723
All Other Fees	-0-	-0-

(a)	Fees for audit services billed in 2006 consisted of:
•	Audit of the Company’s annual financial statements

•	Reviews of the Company’s quarterly financial statements

•	Statutory and regulatory audits and consents

•	Audit of internal control over financial reporting, as required by the Sarbanes-Oxley Act of 2002, Section 404
Fees for audit services billed in 2005 consisted of:
•	Audit of the Company’s annual financial statements

•	Reviews of the Company’s quarterly financial statements

•	Statutory and regulatory audits, consents and other services related to Securities and Exchange Commission matters

•	Audit of internal control over financial reporting, as required by the Sarbanes-Oxley Act of 2002, Section 404
(b)	Fees for tax services billed in 2005 and 2006 consisted of tax compliance and tax planning and advice:
•	Fees for tax compliance services totaled $210,200 in 2005 and $279,020 in 2006, respectively. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of:
i.	Federal, state and local income tax return assistance

ii.	Assistance with tax return filings in certain foreign jurisdictions

iii.	Assistance with tax audits and appeals
•	Fees for tax planning and advice services totaled $566,143 in 2005 and $101,115 in 2006, respectively. Tax planning and advice are services rendered with respect to proposed transactions or that alter a transaction to obtain a particular tax result. Such services consisted of :
i.	Tax advice related to structuring certain proposed mergers, acquisitions and disposals

ii.	Tax advice related to the alteration of employee benefit plans

iii.	Tax advice related to an intra-group restructuring
(c)	This represents audit-related fees for the PICO Holdings, Inc. Employees 401(k) Retirement Plan and Trust.
In considering the nature of services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the U.S. Securities and Exchange Commission (the “SEC”) to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Independent Auditor
Deloitte & Touche LLP was the Company’s independent auditing firm (Independent Registered Public Accounting Firm) for fiscal year 2006. Representatives of Deloitte & Touche LLP are expected to be present at the meeting, will have the opportunity to make any statements they desire, and will be available to respond to appropriate questions from shareholders.
The Audit Committee has appointed Deloitte & Touche LLP as the Company’s independent auditing firm for the fiscal year ending December 31, 2007.
Pre-Approval Policy
Pursuant to Sections 201 and 202 of the Sarbanes-Oxley Act of 2002, the Audit Committee has recommended and the Board has approved pre-approval guidelines for all audit and non-audit services to be provided by the Company’s independent auditing firm. These pre-approval guidelines are:
(1)	At the earliest possible date, management shall inform the Audit Committee of each audit or non-audit service which management desires the Company’s independent auditing firm to perform.
(2)	Management shall promptly provide to the Audit Committee detailed information about the particular services to be provided by the Company’s independent auditing firm.
(3)	The supporting documentation provided to the Audit Committee by management shall be sufficiently detailed so that the Audit Committee knows precisely what services it is being asked to pre-approve.
(4)	As permitted by Section 202(3), the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee. All such pre-approvals shall be presented to the full Audit Committee at the Audit Committee’s next scheduled meeting.
CODE OF ETHICS
The Company has adopted a Code of Ethics applicable to all directors, officers, and employees. A copy may be obtained without charge by writing to the Secretary of the Company, and it is posted on the Company’s web site at www.picoholdings.com.
PROCESS FOR SHAREHOLDERS TO COMMUNICATE WITH BOARD OF DIRECTORS
The Board of the Company has established the following process whereby shareholders may communicate with the Board. Any shareholder wishing to communicate with the Board as a whole, or with a specific director or directors, may send a letter or communication to the Secretary of the Company. The Secretary will immediately forward said letter or communication to the Board, or to the directors or director specified. If no director is specified, the Secretary of the Company will immediately forward said letter or communication to the Chairman of the Board.
SOLICITATION OF PROXIES
The Board is not aware of any matters other than those specifically stated in the Notice of Annual Meeting which are to be presented for action at the meeting. However, should any further matter requiring a vote of the shareholders arise, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.
The cost of this solicitation of proxies is being borne by the Company. In addition to the solicitation of proxies by use of the mail, the Company may use the services of one or more directors, officers or other regular employees of the Company (who will receive no additional compensation for their services in such solicitation) to solicit proxies personally and by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse such firms or persons for reasonable expenses actually incurred by them in so doing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.
Based on a review of the copies of these reports received by the Company and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all filing requirements have been complied with on a timely basis for the fiscal year ended December 31, 2006.
SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
Proposals of stockholders intended to be presented at the next annual meeting of the stockholders of the Company must be received by the Company at its offices no later than February 20, 2008, and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company’s Proxy Statement for that meeting. Should a stockholder proposal be brought before the 2008 annual meeting of shareholders, regardless of whether it is included in our proxy materials, our management proxy holders will be authorized by our proxy form to vote for or against the proposal, in their discretion, if we do not receive notice of the proposal, addressed to the Secretary at our principal executive offices, prior to the close of business on May 5, 2008.
TRANSACTION OF OTHER BUSINESS
At the date of this Proxy Statement, the only business that the Board intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.
June 18, 2007

PICO Holdings, Inc.

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Standard Time, on August 3, 2007.
Vote by Internet • Log on to the Internet and go to www.investorvote.com

• Follow the steps outlined on the secured website.

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	C0123456789	12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Election of Directors — The Board of Directors recommends a vote FOR the listed nominees.

1. Nominees:	For	Withhold		For	Withhold	+

01 - Carlos C. Campbell	☐	☐	02 - Kenneth J. Slepicka	☐	☐

B Non-Voting Items Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

■	C 1234567890 2 0 A V	J N T 0 1 2 7 5 8 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+

<STOCK#> 00PS5B

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — PICO Holdings, Inc.

Proxy Solicited on Behalf of the Board of Directors
The undersigned hereby appoints John R. Hart and James F. Mosier, or either of them acting alone, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent, and to vote as designated below, all the shares of Common Stock of PICO Holdings, Inc. (the “Company”) held of record by the undersigned on June 5, 2007 at the Annual Meeting of Shareholders of the Company to be held at the Museum of Contemporary Art, Coast Room, 700 Prospect Street, La Jolla, California 92037 on August 3, 2007 at 9:00 a.m. (PDT), and at any adjournment thereof.
The Board of Directors recommends a vote FOR Item 1.
1.	Election of two Directors for terms of three years ending in 2010. The nominees are Carlos C. Campbell and Kenneth J. Slepicka.
2.	To transact such other business as may be properly brought before the meeting and any adjournment thereof.
When properly executed, these instructions will be voted in the manner directed on the reverse side of this card; if you do not provide direction, this proxy will be voted FOR item 1.
YOUR VOTE IS IMPORTANT!
PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
OR VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS ON THE REVERSE SIDE.